EXHIBIT 99.1
                                                                    ------------

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Shimon Alon, Chairman and Chief Executive Officer (principal executive officer) of Precise Software Solutions, Ltd. (the "Registrant"), certify, to the best of my knowledge, based upon a review of Amendment No. 1 to the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant (the "Report"), that:

     (1) The Report, as amended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained and incorporated by reference in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Shimon Alon
-------------------------
Name: Shimon Alon
Date: May 27, 2003